VERACITY FUNDS

Supplement to the Prospectus and Statement of Additional Information
dated July 1, 2010
Supplement effective March 17, 2011

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

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The Board of Trustees (the “Board) of the Veracity Funds has approved the reorganization of the Veracity Small Cap Value Fund (the “Fund”) into Munder Small-Cap Value Fund, a series of Munder Series Trust, with a substantially similar investment objective and principal investment strategies to those of the Fund.  The reorganization of the Fund is subject to shareholder approval.  Shareholders of the Fund as of March 7, 2011 (the “Record Date”) are eligible to vote at a Special Meeting of Shareholders.  If you became a shareholder after the Record Date, you are not eligible to vote at the Special Meeting.  All shareholders of record as of the Record Date will receive a proxy statement/prospectus describing the proposed reorganization’s terms in detail.  The Special Meeting is scheduled to take place on April 7, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE